UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 8, 2013 (July 2, 2013)

Date of Report (Date of earliest event reported)

HCP, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3760 Kilroy Airport Way

Suite 300

Long Beach, California 90806

(Address of principal executive offices) (Zip Code)

(562) 733-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d).        Election of Directors.

On July 2, 2013, the Board of Directors (the “Board”) of HCP, Inc., a Maryland corporation (the “Company”), appointed Brian G. Cartwright to serve as a director of the Board until the Company’s next annual meeting of stockholders or until his successor is duly elected and qualified.  The Board determined that Mr. Cartwright qualifies as an independent director under the New York Stock Exchange listing standards, the applicable requirements of the Securities and Exchange Commission (the “SEC”) and the Company’s independence guidelines, as set forth in its Corporate Governance Guidelines.  The Board has not yet appointed Mr. Cartwright to any committees.

In connection with his appointment as a director, Mr. Cartwright entered into the Company’s standard form of Director’s Indemnification Agreement (incorporated herein by reference to Exhibit 10.21 to the Company’s Form 10-K filed with the SEC on February 12, 2008).  Additionally, Mr. Cartwright will participate in the compensation and benefits program for non-employee directors as described in the Company’s Definitive Proxy Statement filed with the SEC on March 15, 2013.

Other than the director compensation arrangements described above, there is not any arrangement or understanding between Mr. Cartwright and any other persons pursuant to which he was selected as a director of the Company.  Furthermore, since the beginning of the last fiscal year, the Company has not been, and is not currently proposed to be, a participant in any related party transaction with Mr. Cartwright within the meaning of Item 404(a) of Regulation S-K.

Item 7.01.             Regulation FD Disclosure.

On July 8, 2013, the Company issued a press release, attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the appointment of Mr. Cartwright to the Company’s Board.  The information set forth in this Item 7.01 of this Current Report on Form 8-K, including the text of the press release, attached as Exhibit 99.1 hereto, is being furnished to, but not filed with, the SEC.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibit. The following exhibit is being filed herewith:

No.	Description

99.1*	Text of the Press Release dated July 8, 2013.

*

Exhibit 99.1 is being furnished to the SEC pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 8, 2013

HCP, Inc.
(Registrant)

By:	/s/ Timothy M. Schoen
Timothy M. Schoen,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1*	Text of the Press Release dated July 8, 2013.

*

Exhibit 99.1 is being furnished to the SEC pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.